SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 7, 1998
               (Date of Report, date of earliest event reported)



                            COMPX INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                1-3905              57-0981653
       (State or other          (Commission          (IRS Employer
       jurisdiction of          File Number)         Identification
        incorporation)                                    No.)



        200 Old Mill Road, Mauldin, South Carolina       29662
         (Address of principal executive offices)      (Zip Code)



                                 (864) 297-6655
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 5: Other Events

     On July 7, 1998, the registrant, CompX International Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7:   Financial Statements,  Pro Forma  Financial Information and Exhibits

          (c)  Exhibit

          Item No.      Exhibit Index
          ----------    ------------------------------------------
          99.1         Press release dated July 7, 1998 issued by CompX
                       International Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPX INTERNATIONAL INC.
                                (Registrant)




                                By:  /s/ Bobby D. O'Brien
                                    -----------------------------
                                    Bobby D. O'Brien,
                                    Vice President and Treasurer


Date:  July 7, 1998